Exhibit 99.2

BB&T
and
First Citizens Bancorp
Cleveland, Tennessee
Expanding a Great Franchise
Analyst Presentation
January 12, 2006

1

Forward-Looking Information

BB&T has made forward-looking statements in the accompanying analyst presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of BB&T, and on the information available to management at the time the analyst presentation materials were prepared. In particular, the analyst materials in this report include statements regarding estimated earnings per share of BB&T on a stand alone basis, expected cost savings from the merger, estimated merger or restructuring charges, estimated increases in First Citizens Bancorp’s fee income ratio and net interest margin, estimated financial impacts resulting from deposit divestitures, the anticipated accretive effect of the merger, and BB&T’s anticipated performance in future periods. With respect to estimated cost savings and merger or restructuring charges, BB&T has made assumptions about, among other things, the extent of operational overlap between BB&T and First Citizens Bancorp, the amount of general and administrative expense consolidation, costs relating to converting First Citizens Bancorp’s bank operations and data processing to BB&T’s systems, the size of anticipated reductions in fixed labor costs, the amount of severance expenses, the extent of the charges that may be necessary to align the companies’ respective accounting policies, and the cost related to the merger. The realization of cost savings and the amount of merger or restructuring charges are subject to the risk that the foregoing assumptions are inaccurate.

Any statements in the accompanying exhibit regarding the anticipated accretive effect of the merger and BB&T’s anticipated performance in future periods are subject to risks relating to, among other things, the following possibilities: (1) expected cost savings from this merger or other previously announced mergers may not be fully realized or realized within the expected time frame; (2) deposit attrition, customer loss or revenue loss following proposed mergers may be greater than expected; (3) competitive pressure among depository and other financial institutions may increase significantly; (4) costs or difficulties related to the integration of the businesses of BB&T and its merger partners, including First Citizens Bancorp, may be greater than expected; (5) changes in the interest rate environment may reduce margins; (6) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality, or a reduced demand for credit; (7) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BB&T and First Citizens Bancorp are engaged; (8) adverse changes may occur in the securities markets; and (9) competitors of BB&T and First Citizens Bancorp may have greater financial resources and develop products that enable such competitors to compete more successfully than BB&T and First Citizens Bancorp.

BB&T believes these forward-looking statements are reasonable; however, undue reliance should not be placed on such forward-looking statements, which are based on current expectations. Such statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and shareholder value of BB&T following completion of the merger may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond management’s ability to control or predict.

2

Outline

•	Background and transaction terms

•	Financial data

•	Rationale for the acquisition

•	Investment criteria

•	Summary

•	Appendix

3

BB&T Corporation (BBT)

•	$109.6 billion financial holding company*

•	1,427 branch locations in NC, SC, VA, GA, MD, WV, KY, TN, FL, AL, IN, and the District of Columbia*

		For 3 Months
		Ended 9/30/05
•	ROA	1.64%
•	Cash Basis ROA	1.81%
•	ROE	15.65%
•	Cash Basis ROE	28.56%
•	Cash Basis Efficiency Ratio	49.66%

*Includes the previously announced acquisition of Main Street Banks, Inc.

4

First Citizens Bancorp*

•	$686 million multi-bank holding company headquartered in Cleveland, TN

•	First Citizens has 19 branches: 16 in Eastern Tennessee, two in North Carolina, and one in Georgia

		For 3 months
		Ended 9/30/05
•	ROA	1.41%
•	Cash Basis ROA	1.41%
•	ROE	19.66%
•	Cash Basis ROE	19.66%
•	Cash Basis Efficiency Ratio	49.53%

*First Citizens is a privately held company.

5

Company History

•	Originally founded in 1974, the Company now operates three separately chartered bank subsidiaries:

—	The Bank/First Citizens

—	The Home Bank

—	The Home Bank of Tennessee

•	First Citizens collectively serves six counties in East Tennessee, including the major MSA’s of Chattanooga and Knoxville

•	First Citizens has strong market coverage along the I-75 corridor connecting Chattanooga and Knoxville, TN

•	Twelfth largest Tennessee-based bank; 4th largest in Eastern Tennessee

•	The Bank/First Citizens is the lead subsidiary bank

6

Pro Forma Company Profile

•	Size:	$110.2 billion in assets*
$23.5 billion in market capitalization**
•	Offices:

VA	404
NC	335
GA	144	*
MD	127
SC	98
KY	94
FL	89
WV	80

TN	63

DC	9
AL	2
IN	1
TOTAL	1,446

  *Includes previously announced Main Street Banks, Inc. pending acquisition
**Based on closing prices as of 01/11/06

7

Terms of the Transaction

8

Terms of the Transaction

•	Purchase price:	$54.52*

•	Aggregate value:	$142.6 million*

•	Consideration:	First Citizens shareholders will have the opportunity to make an election to exchange their shares based on one of the following two options: **

1.	A fixed exchange ratio of 1.30 of a share of BB&T stock for each share of First Citizens stock

2.	A fixed cash price based on BB&T’s average share price for a five-day period multiplied by 1.30; the cash election will be limited to an aggregate of 25% of the First Citizens’ shares outstanding

•	Structure:	Tax-free exchange to the extent that stock is received

•	Termination fee:	$6 million

•	Expected closing:	Second quarter 2006

  *Based on BB&T’s closing stock price of $41.94 on 01/11/06 and assuming shareholders choose the stock election (option 1).
**Individual shareholders will be able to elect the proportion of their shares they exchange for option 1 or option 2. To the extent that total cash elections received from shareholders exceed the aggregate cash available, shares exchanged for the cash election (option 2) will be reallocated to the stock election (option 1) on a proportional basis. The aggregate cash election will be limited to 25% of the First Citizens’ shares outstanding.

9

Pricing*

•	Purchase price	$54.52
•	Price/9-30-05 stated book	3.31x
•	Price/9-30-05 tangible book	3.35x
•	Price/9-30-05 LTM EPS	15.52x
•	Price/9-30-05 LTM Core EPS	15.17x
•	Price/2005 EPS estimate	14.93x
•	Price/2006 EPS estimate	13.37x
•	BB&T shares issued	3.40 million**

  *Assumes stock election by shareholders.
**BB&T shares based on First Citizens' shares outstanding adjusted for stock options using the treasury method. BB&T expects to repurchase approximately 2.9% of these shares in the transaction.

10

Acquisition Comparables*

Comparable Acquisitions Announced in the Southeast since January 1, 2004 with Seller Assets over $50 Million

									Deal Pr/	Deal Pr/
		Date	Seller		Deal Value/	Deal Pr/	Deal	Deal Pr/	LTM	LTM Core
Buyer	Seller	Announced	Total Assets	Deal Value	Assets	Stock Pr	Pr/Bk	Tg Bk	EPS	EPS
			($M)	($M)	(%)	(%)	(%)	(%)	(x)	(x)

South Financial Group, Inc. (The)	CNB Florida Bancshares, Inc.	1/20/2004	810.3	154.8	19.1	9.5	272.6	303.6	24.0	25.8
FSB Bancshares, Inc.	American City Bancorp, Inc.	3/8/2004	125.8	21.3	16.9	NA	249.2	249.2	30.1	NA
South Financial Group, Inc. (The)	Florida Banks, Inc.	3/17/2004	943.8	168.0	17.8	26.5	311.7	311.7	36.7	36.7
Alabama National BanCorporation	Coquina Bank	3/30/2004	98.4	29.7	30.2	NA	277.4	277.4	23.2	NA
First National Bankshares of Florida, Inc.	First Bradenton Bank	6/30/2004	54.1	8.3	15.4	NA	171.2	171.2	30.8	NA
Popular, Inc.	Kislak Financial Corporation	8/17/2004	876.0	158.0	18.0	NA	240.2	240.2	22.5	NA
United Community Banks, Inc.	Liberty National Bancshares, Inc.	8/24/2004	179.1	36.7	20.5	NA	299.9	299.9	21.6	NA
Wilson Bank Holding Company	Community Bank of Smith County	9/13/2004	76.1	5.9	7.8	NA	198.8	198.8	18.5	NA
First Bank Corp	Bor Bancshares, Incorporated	9/16/2004	119.1	26.6	22.3	NA	312.7	312.7	16.9	NA
Fidelity Bankshares, Inc.	First Community Bancorp, Inc.	9/21/2004	150.9	26.6	17.6	NA	250.0	250.0	20.0	NA
Colonial BancGroup, Inc.	Union Bank of Florida	9/27/2004	1,052.5	233.0	22.1	NA	307.0	307.0	26.8	NA
First Citizens Bancorporation, Inc.	People's Community Capital Corporation	10/18/2004	121.5	39.9	32.9	33.3	278.0	278.0	29.1	29.7
South Financial Group, Inc. (The)	Pointe Financial Corporation	10/27/2004	374.3	103.7	27.7	NA	291.1	316.5	33.3	37.7
Liberty Bancshares, Inc.	TrustBanc Financial Group, Inc.	12/3/2004	113.2	28.0	24.7	NA	263.2	263.3	26.9	NA
Colonial BancGroup, Inc.	FFLC Bancorp, Inc.	1/14/2005	1,065.3	225.0	21.1	15.9	259.9	259.9	22.2	22.2
Capital City Bank Group, Inc.	First Alachua Banking Corporation	2/3/2005	229.2	58.2	25.4	NA	235.8	247.1	23.7	NA
First National Security Company	First Community Banking Corporation	3/1/2005	375.8	89.7	23.9	NA	200.0	202.1	19.7	NA
First Citizens Bancorporation, Inc.	Summit Financial Corporation	3/7/2005	320.9	110.0	34.3	(5.6)	266.7	268.0	24.4	24.7
First Security Group, Inc.	Jackson Bank & Trust	5/12/2005	167.9	33.1	19.7	NA	185.6	185.6	19.2	NA
FLAG Financial Corporation	First Capital Bancorp, Inc.	5/26/2005	675.0	135.2	20.0	40.1	221.6	255.7	32.8	32.8
Union Bankshares, Inc.	First Paris Holding Company	6/28/2005	102.5	15.8	15.4	NA	182.0	185.6	18.5	NA
Capital Bank Corporation	1st State Bancorp, Inc.	6/29/2005	372.8	114.6	30.7	6.6	166.7	166.7	30.2	31.2
BancorpSouth, Inc.	American State Bank Corporation	8/10/2005	341.8	50.0	14.6	NA	232.7	232.7	25.1	NA
Security Bank Corporation	Rivoli Bancorp, Inc.	9/9/2005	210.9	38.6	18.3	NA	302.2	302.2	25.8	26.0

Maximum			1,065.3	233.0	34.3	40.1	312.7	316.5	36.7	37.7
Minimum			54.1	5.9	7.8	(5.6)	166.7	166.7	16.9	22.2

Average			373.2	79.6	21.5	18.0	249.0	253.5	25.1	29.6

Median			220.1	45.0	20.3	15.9	254.9	257.8	24.2	29.7

Deal Price: $54.52

BB&T Corporation	First Citizens Bancorp		686.0	142.6	20.8	NA	331.2	335.2	15.5	15.2

Over/(Under) Average Comparables					(.7)	NA	82.2	81.7	(9.6)	(14.5)

*Source for Acquisition Comparables: SNL Financial

11

Acquisition Comparables*

Comparable Acquisitions Announced since January 1, 2004
with Seller Assets between $250 Million and $1 Billion

									Deal Pr/	Deal Pr/
		Date	Seller		Deal Value/	Deal Pr/	Deal	Deal Pr/	LTM	LTM Core
Buyer	Seller	Announced	Total Assets	Deal Value	Assets	Stock Pr	Pr/Bk	Tg Bk	EPS	EPS
			($M)	($M)	(%)	(%)	(%)	(%)	(x)	(x)

South Financial Group, Inc. (The)	CNB Florida Bancshares, Inc.	1/20/2004	810.3	154.8	19.1	9.5	272.6	303.6	24.0	25.8
Sun Bancorp, Inc.	Community Bancorp of New Jersey	2/16/2004	427.8	83.2	19.4	9.3	316.2	316.2	33.4	37.3
Provident Bancorp, Inc.	Warwick Community Bancorp, Inc.	3/15/2004	760.0	154.3	20.3	(4.2)	198.4	206.1	22.7	23.7
F.N.B. Corporation	Slippery Rock Financial Corporation	5/5/2004	335.0	77.9	23.3	49.5	242.3	250.4	30.7	32.9
Fulton Financial Corporation	First Washington FinancialCorp	6/14/2004	482.6	127.2	26.4	39.2	318.2	318.2	25.5	27.0
KeyCorp	EverTrust Financial Group, Inc.	6/24/2004	770.1	195.0	25.3	26.7	194.7	194.7	27.0	27.8
Brookline Bancorp, Inc.	Mystic Financial, Inc.	7/7/2004	441.2	65.6	14.9	20.0	216.9	216.9	32.3	36.8
Park National Corporation	First Federal Bancorp, Inc.	8/2/2004	258.2	45.9	17.8	56.4	194.9	194.9	24.5	24.5
WesBanco, Inc.	Winton Financial Corporation	8/25/2004	553.7	103.2	18.6	35.6	209.3	209.5	21.3	22.7
Placer Sierra Bancshares	First Financial Bancorp	9/7/2004	324.1	50.2	15.5	30.3	220.3	221.1	28.2	27.0
South Financial Group, Inc. (The)	Pointe Financial Corporation	10/27/2004	374.3	103.7	27.7	NA	291.1	316.5	33.3	37.7
Berkshire Hills Bancorp Inc.	Woronoco Bancorp, Inc.	12/16/2004	898.5	147.2	16.4	(1.6)	167.8	174.8	23.1	23.1
Sky Financial Group, Inc.	Belmont Bancorp.	12/21/2004	296.7	68.9	23.2	13.6	215.3	215.3	26.7	27.9
Fulton Financial Corporation	SVB Financial Services, Inc.	1/11/2005	474.9	89.6	18.9	(3.5)	302.3	302.3	25.9	27.6
Willow Grove Bancorp, Inc.	Chester Valley Bancorp Inc.	1/20/2005	644.7	151.9	23.6	28.1	265.2	274.3	23.4	26.3
Pacific Capital Bancorp	First Bancshares, Inc.	2/28/2005	279.7	60.8	21.7	50.5	297.6	297.6	24.1	25.1
First Citizens Bancorporation, Inc.	Summit Financial Corporation	3/7/2005	320.9	110.0	34.3	(5.6)	266.7	268.0	24.4	24.7
FLAG Financial Corporation	First Capital Bancorp, Inc.	5/26/2005	675.0	135.2	20.0	40.1	221.6	255.7	32.8	32.8
NBT Bancorp Inc.	CNB Bancorp, Inc.	6/13/2005	419.4	87.6	20.9	44.1	213.0	258.2	19.6	20.3
New York Community Bancorp, Inc.	Long Island Financial Corp.	8/1/2005	539.7	69.8	12.9	25.2	230.4	230.4	19.5	19.5
Bay View Capital Corporation	Great Lakes Bancorp, Inc.	10/26/2005	745.0	67.7	9.1	NA	172.5	172.5	21.1	26.4
Alabama National BanCorporation	Florida Choice Bankshares Inc.	10/27/2005	293.9	108.9	37.1	NA	259.6	259.6	28.6	28.6
F.N.B. Corporation	Legacy Bank	12/21/2005	382.1	73.0	19.1	38.2	171.7	212.5	32.3	32.3

Maximum			898.5	195.0	37.1	56.4	318.2	318.2	33.4	37.7
Minimum			258.2	45.9	9.1	(5.6)	167.8	172.5	19.5	19.5

Average			500.3	101.4	21.1	25.1	237.3	246.5	26.3	27.7

Median			441.2	89.6	20.0	25.2	221.6	250.4	25.5	27.0

Deal Price: $54.52

BB&T Corporation	First Citizens Bancorp		686.0	142.6	20.8	NA	331.2	335.2	15.5	15.2

Over/(Under) Average Comparables					(0.3)	NA	93.9	88.8	(10.8)	(12.6)

*Source for Acquisition Comparables: SNL Financial

12

Financial Data

13

Financial Summary

	BB&T	FCB*
For The Quarter Ended:	9/30/05	9/30/05
ROA	1.64%	1.41%
Cash Basis ROA	1.81	1.41
ROE	15.65	19.66
Cash Basis ROE	28.56	19.66
Net Interest Margin (FTE)	3.88	4.97
Cash Basis Efficiency Ratio	49.66	49.53
Net Charge-Offs	0.30	0.06
Reserve/NPLs	353.87	183.00
NPAs/Assets	0.28	0.82

*First Citizens is an S-Corp. Net income has been adjusted to reflect taxation as a C-Corp.

14

Capital Strength

	BB&T	FCB
	9/30/05	9/30/05

Equity/assets	10.5%	8.2%

Leverage capital ratio	7.3%	8.5%

Total risk-based capital	14.9%	12.7%

15

Rationale for Acquisition

•

BB&T has announced a strategy to pursue in-market (Carolinas/Virginia/West Virginia/ DC/Maryland/Tennessee/Kentucky/Florida/Georgia) acquisitions of high quality banks and thrifts in the $500 million to $15 billion range. The acquisition of First Citizens is consistent with this strategy.

•

This merger accelerates BB&T’s long term earnings growth rates by expanding BB&T’s Tennessee market; provides contiguous expansion from our current Knoxville-based markets toward Chattanooga and our Northeast Georgia franchise.

•	An acquisition of First Citizens provides BB&T with the following:

—	Senior management team with significant local banking expertise.

—	The opportunity to sell BB&T’s broad array of banking and insurance products to First Citizens’ client base.

•

Improves efficiency — 35% cost savings fully realized in the first 12 months of operations following conversion; anticipate consolidation of up to 11 of their 19 locations with existing BB&T locations.

•	This merger increases BB&T’s market share rank in Tennessee from 9th to 7th and from 5th to 4th in Eastern Tennessee.

•	In the Cleveland, TN MSA, BB&T will become #1 in market share, rising from 8th position.

•	This acquisition is consistent with past acquisitions which we have successfully executed, i.e., it fits our model.

16

Efficiency Improvement

Targeted Annual Cost Savings
$6.6 million or approximately
35% of First Citizens' expense base*

*BB&T anticipates consolidation of up to 11 of First Citizens’ 19 locations with existing BB&T branches.

17

Branch Locations

18

2005 Economic Vitality Map

19

Market Characteristics

•	Transportation infrastructure makes Tennessee attractive to commercial manufacturers — four major interstates intersect in Eastern Tennessee

•

According to the Small Business Survival Index (SBSI), Tennessee is the fifteenth best state in the nation in overall public policy that promotes low taxes, limited government, restrained regulation, and protection of property rights

•	East Tennessee is home to a variety of divisions of Fortune 500 companies including ALCOA, Maytag, Rubbermaid, and Coca-Cola

20

Market Characteristics

•	Chattanooga was ranked as one of the top 50 cities for business by Expansion Management magazine

•	Cleveland/Bradley County has over 145 manufacturers as well as major employers in healthcare, financial services, retail, and education

•	Based on a recent 10-year growth report, Bradley County shows allocation of $64 million of investment in twelve new manufacturing plants

•	Expansion Management magazine named Knoxville as the 14th best city for business to relocate or expand into in the U.S.

21

BB&T Investment Criteria

•	Cash Basis EPS (accretive by year 2)

•	GAAP EPS (accretive by year 3)

•	Internal rate of return (15% or better)

•	Cash Basis ROE (accretive by year 3)

•	Cash Basis ROA (accretive by year 3)

•	Tangible book value per share (accretive by year 5)

•	Must not cause combined leverage capital ratio to go below 7%

•	Must create accelerated dividend growth potential by year 5 for current BB&T shareholders

Criteria are listed in order of importance. There are sometimes trade-offs among criteria. BB&T is primarily concerned with cash basis measures for each of the criterion above.

22

Assumptions

•	Closing Stock Price as of January 11, 2006: BB&T - $41.94

•	Current Market Price: First Citizens — N/A (privately held)

•	BB&T Base Model: The projected 2006 financial statement is based on the First Call EPS estimate of $3.30 and subsequent years are based on 10% income statement and balance sheet growth.

•	First Citizens Base Forecast: The 2005 net income estimate is based on pre-tax income of $14.9 million. The 2006 projection reflects approximately 10% growth.

•	Cost Savings: 35% annual cost savings of First Citizens’ estimated noninterest expense base are used in the valuation to be fully realized in the first 12 months following conversion.

•

Growth Rates: All of First Citizens’ balance sheet and income statement items, except for noninterest income, are grown at 10%. Noninterest income was grown in order to achieve a core fee income ratio of 35% in year 7, and grown at 10% thereafter.

•	Margin: After the impact of divestiture, First Citizens’ margin is projected to be 4.38% in all model years.

•	Divestiture: Based on HHI analysis, a divestiture of approximately $32.7 million is required in the Blue Ridge Area, GA-TN Federal Banking Market.

•	One-time charges: One-time after-tax merger-related charges of $11.1 million, net of estimated premium of $1.3 million from divested deposits.

23

Results of the Transaction Assuming
Shareholders Elect 100% Stock

24

Earnings Per Share Impact

		Accretion		Accretion
		(Dilution)	Pro Forma	(Dilution)
	Pro Forma	Pro Forma	Cash Basis	Pro Forma
Year	EPS	Shares	EPS	Shares

2006*	$3.30	$(0.00)	$3.44	($0.00)
2007	3.63	0.00	3.78	0.00
2008	3.99	0.00	4.14	0.00
2009	4.40	0.00	4.55	0.01
2010	4.84	0.01	4.99	0.01
2011	5.33	0.01	5.48	0.01
2012	5.86	0.02	6.01	0.02
2013	6.45	0.02	6.60	0.03
2014	7.10	0.03	7.25	0.03
2015	7.81	0.03	7.96	0.03
2016	8.59	0.03	8.74	0.03

Internal rate of return		20.92%

*2006 results are based on an assumed June 1, 2006 closing.

25

ROE Impact1

			Pro Forma
	Pro Forma		Cash Basis
Year	ROE (%)	Change	ROE (%)	Change

2006	15.22	(0.14)	28.15	(0.05)
2007	15.84	(0.08)	26.57	0.06
2008	16.01	(0.07)	25.49	0.04
2009	16.15	(0.06)	24.52	0.04
2010	16.24	(0.05)	23.63	0.04
2011	16.29	(0.03)	22.80	0.04
2012	16.30	(0.02)	22.02	0.05
2013	16.28	(0.01)	21.32	0.05
2014	16.23	(0.01)	20.67	0.04
2015	16.16	(0.01)	20.07	0.03
2016	16.07	(0.00)	19.51	0.03

[1]

The decrease in cash basis ROE results from the build up in equity relative to assets. If consistent with attaining and maintaining a leverage capital ratio of at least 7%, BB&T may choose to leverage the balance sheet further through future repurchases of BB&T’s common stock.

26

ROA Impact

			Pro Forma
	Pro Forma		Cash Basis
Year	ROA (%)	Change	ROA (%)	Change

2006	1.61	(0.01)	1.76	(0.01)
2007	1.64	(0.00)	1.78	0.00
2008	1.64	(0.00)	1.77	0.00
2009	1.65	(0.00)	1.76	0.00
2010	1.66	0.00	1.76	0.00
2011	1.66	0.00	1.76	0.00
2012	1.67	0.00	1.75	0.00
2013	1.67	0.00	1.75	0.01
2014	1.68	0.00	1.75	0.01
2015	1.68	0.00	1.74	0.01
2016	1.68	0.00	1.74	0.01

27

Book Value/Capital Impact

	Pro Forma		Pro Forma
	Stated Book Value Per Share		Tangible Book Value Per Share		Pro Forma*
		Accretion		Accretion	Leverage
Year	Stated	(Dilution)	Tangible	(Dilution)	Ratio
2006	$22.19	$0.12	$13.41	$(0.02)	7.23%
2007	24.12	0.12	15.34	(0.02)	7.31
2008	26.27	0.12	17.50	(0.01)	7.30
2009	28.71	0.13	19.95	(0.00)	7.54
2010	31.46	0.13	22.69	0.01	7.78
2011	34.58	0.14	25.82	0.02	8.03
2012	38.08	0.16	29.32	0.04	8.28
2013	41.99	0.17	33.23	0.06	8.52
2014	46.37	0.19	37.61	0.08	8.75
2015	51.26	0.22	42.51	0.10	8.98
2016	56.73	0.24	47.98	0.12	9.20

*	BB&T’s goal is to manage its leverage ratio between 7% and 8%. BB&T may choose to maintain its target leverage ratio through future repurchases of BB&T’s common stock.

28

Summary

•	The acquisition of First Citizens Bancorp is a strong strategic fit:

-	It helps accomplish our goal of expanding our presence in Tennessee

-	This merger increases BB&T’s market share rank in Tennessee from 9th to 7th and from 5th to 4th in Eastern Tennessee

-	In the Cleveland, TN MSA, BB&T will become #1 in market share, rising from 8th position

-	It fits culturally and geographically

-	This is the type of merger we have consistently, successfully executed

•	Overall Investment Criteria are met:

-	Cash EPS is accretive in 2007

-	GAAP EPS is accretive in 2007

-	IRR 20.92%

-	Cash Basis ROE is accretive in 2007

-	Cash Basis ROA is accretive in 2007

-	Tangible book value is accretive in 2010

-	Combined leverage ratio remains above 7%

29

Appendix

•	Historical financial data

•	Glossary

•	Where to go for additional information about BB&T, First Citizens Bancorp, and the merger

30

First Citizens Bancorp
 Financial Summary

							Nine months	Nine months	9/30/05
							ended	ended	vs.
		%		%		%	September 30,	September 30,	9/30/04
	2002	Change	2003	Change	2004	Change	2004	2005	% Change

Earnings Summary (In thousands)

Interest Income (FTE)
Interest on loans & leases	$24,707	-8.5%	$25,755	4.2%	$29,598	14.9%	$21,249	$27,356	28.7%
Interest & dividends on securities	6,217	1.1%	4,293	-31.0%	3,449	-19.7%	2,560	2,717	6.1%
Interest on temporary investments	52	-90.2%	110	112.2%	31	-71.4%	15	247	1581.5%

Total interest income (FTE)	30,977	-8.1%	30,158	-2.6%	33,079	9.7%	23,824	30,319	27.3%

Interest Expense
Interest expense on deposit accounts	8,074	-41.6%	7,029	-12.9%	6,257	-11.0%	4,603	7,423	61.3%
Interest on short-term borrowings	1,509	123.2%	805	-46.7%	750	-6.8%	418	817	95.5%
Interest on long-term debt	151	-85.5%	134	-11.2%	443	230.4%	316	587	85.5%

Total interest expense	9,733	-37.4%	7,968	-18.1%	7,450	-6.5%	5,337	8,826	65.4%

Net interest income (FTE)	21,243	17.0%	22,190	4.5%	25,629	15.5%	18,487	21,493	16.3%
Less taxable equivalency adjustment	—	N/A	—	N/A	—	N/A	—	—	N/A

Net interest income	21,243	17.0%	22,190	4.5%	25,629	15.5%	18,487	21,493	16.3%
Provision for loan losses	2,048	47.1%	1,525	-25.5%	1,360	-10.8%	1,125	455	-59.6%

Net interest income after provision	19,196	14.5%	20,665	7.7%	24,269	17.4%	17,362	21,038	21.2%

Noninterest Income
Service charges on deposit accounts	2,721	28.4%	3,678	35.2%	3,610	-1.8%	2,896	2,988	3.2%
Non-deposit fees and commissions	374	130.9%	456	21.9%	394	-13.6%	248	269	8.3%
G / (L) on sale of real estate & securities	—	N/A	—	N/A	—	N/A	—	—	N/A
G / (L) on sale of loans and leases	1,296	17.0%	2,086	61.0%	1,078	-48.3%	824	835	1.2%
Other operating income	723	-40.9%	697	-3.5%	606	-13.0%	405	695	71.7%

Total noninterest income	5,113	9.8%	6,917	35.3%	5,689	-17.7%	4,374	4,786	9.4%

Noninterest Expense
Personnel	8,263	19.0%	9,247	11.9%	9,735	5.3%	7,460	8,100	8.6%
Occupancy & equipment	2,387	2.9%	2,676	12.1%	2,928	9.4%	2,192	2,302	5.0%
Intangible amortization	31	-46.1%	6	-80.0%	—	-100.0%	—	—	N/A
Other operating expenses	4,327	10.7%	4,576	5.7%	5,414	18.3%	4,044	4,039	-0.1%

Total noninterest expense	15,008	13.4%	16,505	10.0%	18,078	9.5%	13,697	14,441	5.4%

Net income before taxes	9,301	13.6%	11,077	19.1%	11,880	7.2%	8,039	11,384	41.6%
Income taxes (1)	3,376	13.6%	4,124	22.2%	4,311	4.5%	2,859	5,106	78.6%

Net income before nonrecurring items	5,925	13.6%	6,953	17.4%	7,569	8.9%	5,181	6,278	21.2%

Nonrecurring income / (charges)	—	N/A	—	N/A	—	N/A	—	—	N/A

Net income	$5,925	13.6%	$6,953	17.4%	$7,569	8.9%	$5,181	$6,278	21.2%

(1) First Citizens is an S-Corp. Net Income has been adjusted to reflect estimated taxation as a C-Corp.

31

First Citizens Bancorp
 Financial Summary

							Nine months	Nine months	9/30/05
							ended	ended	vs.
		%		%		%	September 30,	September 30,	9/30/04
	2002	Change	2003	Change	2004	Change	2004	2005	% Change

Average Balance Sheet
(In thousands)
Assets
Loans	$324,653	4.5%	$371,232	14.3%	$444,457	19.7%	$436,604	$493,047	12.9%
Loans held for sale	8,734	120.3%	7,677	-12.1%	1,906	-75.2%	—	—	N/A
Securities	130,165	7.8%	119,250	-8.4%	107,301	-10.0%	106,304	110,012	3.5%
Other earning assets	3,739	-2.4%	11,085	196.5%	1,841	-83.4%	1,298	10,874	N/A

Total interest-earning assets	467,291	6.4%	509,243	9.0%	555,505	9.1%	544,206	613,933	12.8%

Goodwill & other intangibles	528	-2.9%	509	-3.5%	506	-0.6%	506	506	0.0%
Other assets	28,393	-7.7%	31,790	12.0%	34,032	7.1%	33,535	37,777	12.6%

Total assets	$496,211	5.4%	$541,542	9.1%	$590,043	9.0%	$578,247	$652,216	12.8%

Net interest margin (FTE)	4.55%		4.36%		4.58%		4.53%	4.67%

Liabilities & Shareholders' Equity
Interest-bearing deposits:
Money Market & NOW	$133,928	4.1%	$159,382	19.0%	$180,690	13.4%	$178,133	$183,303	2.9%
Savings	26,626	4.1%	33,178	24.6%	39,039	17.7%	38,656	40,433	4.6%
CD's and other time	191,427	4.1%	193,548	1.1%	194,788	0.6%	192,459	246,415	28.0%

Total interest-bearing deposits	351,981	4.1%	386,108	9.7%	414,517	7.4%	409,248	470,151	14.9%
Short-term borrowed funds	29,744	0.1%	33,448	12.5%	35,859	7.2%	34,737	25,422	-26.8%
Long-term debt	25,632	48.8%	20,304	-20.8%	31,506	55.2%	28,614	37,445	30.9%

Total interest-bearing liabilities	407,357	5.8%	439,860	8.0%	481,882	9.6%	472,599	533,018	12.8%

Demand deposits	47,424	4.6%	56,385	18.9%	62,138	10.2%	60,154	72,421	20.4%
Other liabilities	2,814	-10.2%	2,719	-3.4%	2,758	1.4%	2,502	4,510	80.3%

Total liabilities	457,595	5.5%	498,964	9.0%	546,778	9.6%	535,255	609,949	14.0%

Common equity	38,616	4.3%	42,578	10.3%	43,265	1.6%	42,992	42,267	-1.7%

Total equity	38,616	4.3%	42,578	10.3%	43,265	1.6%	42,992	42,267	-1.7%

Total liabilities & shareholders' equity	$496,211	5.4%	$541,542	9.1%	$590,043	9.0%	$578,247	$652,216	12.8%

32

First Citizens Bancorp
 Financial Summary

				Nine months	Nine months
				ended	ended
				September 30,	September 30,
	2002	2003	2004	2004	2005

Ratio Analysis

ROA	1.19%	1.28%	1.28%	1.20%	1.29%
ROCE	15.34%	16.33%	17.50%	16.11%	19.86%
Efficiency ratio	56.9%	56.7%	57.7%	59.9%	55.0%
Adj. noninterest income / Adj. revenues	19.4%	23.8%	18.2%	19.1%	18.2%
Equity / Assets	7.7%	7.5%	7.3%	6.8%	6.2%

Credit Quality
(In thousands)
Beginning	$4,624	$5,514	$6,186	$6,186	$7,257

Provision	2,048	1,525	1,360	1,125	455
Acquired allowance	—	—	—	—	—
Net charge-offs	(1,157)	(861)	(289)	(359)	(200)

Ending allowance	$5,514	$6,178	$7,257	$6,952	$7,512

Allowance	1.64%	1.54%	1.52%	1.48%	1.50%
Charge-off rate	0.36%	0.23%	0.07%	0.11%	0.05%

Period end loans & leases	$337,001	$402,313	$477,877	$471,073	$501,955

Period end common equity	$40,783	$43,560	$46,282	$43,079	$42,524

Total assets	$529,743	$577,996	$635,715	$632,004	$685,968

33

Glossary

Return on Assets – Earnings (excluding merger-related and nonrecurring charges or credits) for the period as a percentage of average assets for the period.

Return on Equity – Earnings (excluding merger-related and nonrecurring charges or credits) for the period as a percentage of average common equity for the period.

Cash Basis Performance Results and Ratios – These calculations exclude the effect of intangible assets, amortization of intangibles, net amortization of purchase accounting mark-to-market adjustments, merger-related charges, and nonrecurring charges.

Efficiency Ratio – Noninterest expense as a percentage of the sum of net interest income on a fully taxable equivalent basis (“FTE”) and noninterest income (excludes securities gains/losses, foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, gains or losses on mortgage servicing rights-related derivatives, merger-related charges or credits, and nonrecurring items).

Tier 1 Capital – Calculated as common shareholders’ equity excluding unrealized gains or losses on debt securities available for sale, unrealized gains on equity securities available for sale and unrealized gains or losses on cash flow hedges, net of deferred income taxes; plus certain mandatorily redeemable capital securities, less nonqualifying intangible assets net of applicable deferred income taxes, and certain nonfinancial equity investments.

Leverage Capital Ratio – Tier 1 capital as a percentage of average tangible assets.

Total Risk-Based Capital Ratio – The sum of Tier 1 capital, a qualifying portion of subordinated debt, and a qualifying portion of the allowance for loan and lease losses as a percentage of risk-weighted assets.

Net Charge-Off Ratio – Loan and lease losses net of recoveries as a percentage of average loans and leases.

Net Revenue – Net interest income FTE before the provision for loan losses plus noninterest income.

Internal Rate of Return – The interest rate that equates the present value of future returns to the investment outlay. An investment is considered acceptable if its IRR exceeds the required return. The investment is defined as the market value of the stock and/or other consideration to be received by the selling shareholders.

Certain of the ratios discussed above may be annualized if the applicable periods are less than a full year.

34

The foregoing may be deemed to be offering materials of BB&T Corporation (“BB&T”) in connection with BB&T’s proposed acquisition of First Citizens Bancorp (“First Citizens”) on the terms and subject to the conditions in the Agreement and Plan of Reorganization, dated January 11, 2006, between BB&T and First Citizens.

Shareholders of First Citizens Bancorp, BB&T Corporation, and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 which BB&T will file with the SEC in connection with the proposed merger because it will contain important information about BB&T, First Citizens Bancorp, the merger, the persons soliciting proxies in the merger, and their interests in the merger and related matters. After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC’s web site (http://www.sec.gov) and from BB&T and First Citizens, as follows:

F. Alan Smith	Michael L. Nichols
President/Chief Operating Officer	External Reporting Manager
The Bank/First Citizens Bank	BB&T
2305 Keith Street	150 S. Stratford Road, Suite 400
Cleveland, TN 37312	Winston-Salem, North Carolina 27104
Phone: (423) 478-8600	Phone: (336)733-3079

BB&T, First Citizens and their respective directors and executive officers may be deemed participants in the solicitation of proxies from shareholders of First Citizens in connection with this transaction. Information about the directors and executive officers of BB&T may be found in BB&T’s proxy statement filed with the SEC on March 25, 2005 and will be incorporated by reference in the proxy statement/prospectus. You can obtain free copies of these documents as described above. In addition to the proposed registration statement and proxy statement/prospectus, BB&T files annual, quarterly and special reports, proxy statements, and other information with the SEC. These filings also are available on the SEC’s web site at http://www.sec.gov. First Citizens is a privately held corporation.

35